UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2006

                        THE SINGING MACHINE COMPANY, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-24968              95-3795478
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(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)       Identification No.)


            6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported in our Current Report on Form 8-K which we filed with the SEC on February 27, 2006, on February 21, 2006 we entered into a Securities Purchase Agreement with koncepts International Limited (the "Purchaser") pursuant to which we agreed to sell and issue 12,875,536 shares (the "Common Shares") of common stock, $.01 par value per share, and 3 common stock purchase warrants to purchase an aggregate of 5,000,000 shares of our common stock for an aggregate purchase price of $3,000,000, or a per share purchase price of $.233. The closing of the offering was subject to our successful restructuring of our $4,000,000 principal amount subordinated debenture which came due on February 20, 2006, as well as the approval of the American Stock Exchange and the shareholders of Starlight International Holdings Ltd., parent company of the Purchaser, as per the requirements of Hong Kong Stock Exchange. On July 25, 2006, we received the approval of the American Stock Exchange, which was the last closing condition to be met, and the private offering was completed on said date.

As of July 28, 2006, we had 22,935,818 shares of our common stock issued and outstanding, which includes 12,875,536 shares of common stock issued to koncepts International Limited. The closing price of our common stock was $.47 per share. Accordingly, as of July 28, 2006 we had a total market capitalization equal to approximately $11 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

EXHIBIT
NUMBER                                 DESCRIPTION
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10.1              Securities Purchase Agreement dated February 21, 2006, by and between The Singing Machine Company, Inc. and koncepts International Limited (Incorporated by reference to the Current Report on Form 8-K filed on February 27, 2006).
10.2 Registration Rights Agreement dated February 21, 2006, by and between The Singing Machine Company, Inc. and koncepts International Limited (Incorporated by reference to the Current Report on Form 8-K filed on February 27, 2006).
10.3 One Year Stock Purchase Warrant of The Singing Machine Company, Inc. dated February 21, 2006 (Incorporated by reference to the Current Report on Form 8-K filed on February 27, 2006).
10.4 Three Year Stock Purchase Warrant of The Singing Machine Company, Inc. dated February 21, 2006 (Incorporated by reference to the Current Report on Form 8-K filed on February 27, 2006).
10.5 Four Year Stock Purchase Warrant of The Singing Machine Company, Inc. dated February 21, 2006 (Incorporated by reference to the Current Report on Form 8-K filed on February 27, 2006).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE SINGING MACHINE, COMPANY, INC.


Date: July 31, 2006                    /s/ Yi Ping Chan
                                       ---------------------------------------
                                       Yi Ping Chan
                                       Interim CEO and Chief Operating Officer